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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 13, 2001
                   ------------------------------------------
                                (Date of Report)


                                  JUNE 13, 2001
                   ------------------------------------------
                        (Date of Earliest Event Reported)


                              POLAROID CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                          1-4085                04-1734655
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(State or other jurisdiction of      (Commission File         (I.R.S. Employer
incorporation or organization)            Number)            Identification No.)


               784 Memorial Drive, Cambridge, Massachusetts 02139
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               (Address of principal executive offices) (Zip Code)


                                  781-386-2000
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     On June 13, 2001, Polaroid Corporation issued a press release that announced a restructuring plan. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 7(c).  EXHIBITS

     Exhibit 99.1 Polaroid Corporation press release dated June 13, 2001, announcing a restructuring plan.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               POLAROID CORPORATION
                                                   (Registrant)

                                               By: /s/ Neal D. Goldman
                                                   -----------------------------
                                                   Neal D. Goldman
                                                   Senior Vice President,
                                                   General Counsel and Secretary

                                               Dated:  June 13, 2001